UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

KUBIENT, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37875	82-1808844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 7th Avenue 8th Floor New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(800) 409-9456
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KBNT	Nasdaq
Common Stock Purchase Warrants	KBNTW	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 30, 2021, Kubient, Inc. (the “Company”) entered into and consummated an Asset Purchase Agreement (the “Purchase Agreement”) between the Company and MediaCrossing Inc., a Delaware corporation (“MediaCrossing”) pursuant to which the Company acquired (the “Acquistion”) certain assets of MediaCrossing for (i) $500,000 in cash, and (ii) if the acquired business achieves certain milestones in 2022, up to 822,369 shares of the Company’s common stock, par value $0.00001 per share (the “Earnout Shares”).

MediaCrossing is engaged in the business of providing managed media services to agencies and direct brand advertisers, including media planning, strategy, contracting for media, developing, executing and managing campaigns, reporting and services ancillary to the foregoing.

In connection with the Acquisition and pursuant to the terms of the Purchase Agreement, the Company has offered employment to ten employees of MediaCrossing, including Michael Kalman as President – Agency & Brand Partnerships.  In addition, the Purchase Agreement contains customary representations, warranties, post-closing covenants and indemnification provisions.

The foregoing description of the terms and conditions of the Purchase Agreement is qualified in its entirety by references to the text of such Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K concerning the possible private placement offer and sale of the Earnout Shares pursuant to the Purchase Agreement is incorporated herein by reference. If MediaCrossing earns the Earnout Shares, such securities will be issued by the Company in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On November 30, 2021, the Company published a press release announcing the completion of the Acquisition. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Asset Purchase Agreement, dated November 30, 2021, by and between MediaCrossing Inc. and the Company
99.1	Press Release dated November 30, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBIENT, INC.

Dated: December 3, 2021	By:	/s/ Paul Roberts
Paul Roberts Interim Chief Executive Officer